UNIFIRST CORPORATION                                                NEWS RELEASE
68 Jonspin Road
Wilmington, MA 01887-1086                        contact: John B. Bartlett
Telephone 978-658-8888 Ext 520                            Senior Vice President
Facsimile 978-988-0659                                    jbartlett@unifirst.com


[UNIFIRST CORPORATION LOGO]


                   UNIFIRST ANNOUNCES RECORD FINANCIAL RESULTS
                  FOR FISCAL 2004 FOURTH QUARTER AND FULL YEAR


Wilmington, MA (October 26, 2004) - UniFirst Corporation (NYSE:UNF) today announced record revenues and earnings for its fiscal 2004 fourth quarter and full year, which ended August 28, 2004.

For fiscal 2004, revenues were a record $719.4 million, the highest in the Company's 68 year history and a 20.5 percent increase from $596.9 million in fiscal 2003. Acquisitions, primarily Textilease, accounted for 14.7 percent of this revenue growth. Income before cumulative effect of accounting change was $33.6 million, a 14.7 percent increase from last year's $29.3 million. In the first quarter of fiscal 2003 the Company recorded an expense of $2.2 million, net of tax, as a result of implementing SFAS 143 regarding long lived assets. Net income for fiscal 2004 was $33.6 million, a 24.3 percent increase from last year's $27.0 million.

Revenues for the fourth quarter of fiscal 2004 were $178.1 million, a 20.6 percent increase from $147.6 million in the same period a year ago. Acquisitions, again primarily Textilease, accounted for 14.5 percent of the revenue growth for the quarter. Fourth quarter net income was $7.5 million, a
4.2 percent increase from last year's $7.2 million.

Since the Company has two classes of common stock with a dividend differential, GAAP (in accordance with EITF 03-06) now requires the Company to report net income per share separately for each class of stock. Management believes that the historical method of reporting net income per share on the "if converted method", which is now a non GAAP financial measure, is more meaningful since the Class B Common Stock is freely convertible at any time into an equal number of shares of Common Stock. Under the "if converted method", the net income per basic share for fiscal 2004 would have been $1.75 which is consistent with the high end of the Company's guidance in our last conference call.

Under the new dual class reporting method the basic income per Common share before cumulative effect of accounting change was $1.95 for fiscal 2004 or 14.0% greater than the $1.71 computed on the same basis in the prior year. The basic income per share for the Class B Common stock was $1.56 as compared to $1.37 in the prior year.

Under the new dual class reporting method the basic net income per Common share was $0.44 for the fourth quarter of fiscal 2004 or 5.0%



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greater than the $0.42 computed on the same basis in the prior year. For the same period the basic net income per share for the Class B common stock was $0.35 as compared to $0.34 in the prior period.

"Fiscal 2004 was our 36th consecutive year of record revenues," said Ronald D. Croatti, UniFirst's President and Chief Executive Officer. "The Textilease integration is proceeding on schedule and the Company did an excellent job controlling operating expenses. Overall I was very pleased with our results in a difficult economy."

The Company will hold a conference call today at 4:00 PM (EST) to discuss its quarterly and annual financial results, business highlights and outlook. A simultaneous live webcast of the call will be available over the Internet, and replays of the webcast will be available until November 27, 2004. The webcast can be accessed at www.unifirst.com.

UniFirst is one of the largest providers of workplace uniforms, protective clothing and facility services products in North America. The Company employs 9,000 team partners who serve more than 175,000 customer locations in 46 states, Canada and Europe from 175 manufacturing, distribution and customer service facilities.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for certain forward-looking statements. This public announcement may contain forward-looking statements that reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties. The words "anticipate" and "should," and other expressions that indicate future events and trends identify forward-looking statements. Actual future results may differ materially from those anticipated depending on a variety of factors, including, but not limited to, performance of acquisitions; economic and business changes; fluctuations in the cost of materials, fuel and labor; economic and other developments associated with the on-going war on terrorism; strikes and unemployment levels; demand and price for the Company's products and services; improvement in under performing rental operations; and the outcome of pending and future litigation and environmental matters.


                                 [Tables follow]

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UNIFIRST CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                              Fifty-two      Fifty-two       Thirteen       Thirteen
                                                            weeks ended    weeks ended    weeks ended    weeks ended
        (In thousands, except per share data)                 August 28,     August 30,     August 28,     August 30,
                                                                   2004           2003           2004           2003
--------------------------------------------------------------------------------------------------------------------

Revenues                                                      $ 719,356      $ 596,936      $ 178,066      $ 147,642
--------------------------------------------------------------------------------------------------------------------
Costs and expenses:
   Operating costs                                              462,612        381,582        115,588         95,124
   Selling and administrative expenses                          147,851        127,343         37,240         31,981
   Depreciation and amortization                                 44,889         39,173         10,500          9,267
--------------------------------------------------------------------------------------------------------------------
                                                                655,352        548,098        163,328        136,372
--------------------------------------------------------------------------------------------------------------------

Income from operations                                           64,004         48,838         14,738         11,270
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Other expense (income):
   Interest expense                                              12,522          4,179          3,387            683
   Interest income                                               (1,135)        (1,621)          (350)          (509)
   Interest rate swap expense (income)                           (1,981)        (1,292)          (527)          (626)
--------------------------------------------------------------------------------------------------------------------
                                                                  9,406          1,266          2,510           (452)
--------------------------------------------------------------------------------------------------------------------

Income before income taxes                                       54,598         47,572         12,228         11,722
Provision for income taxes                                       21,020         18,310          4,708          4,508
--------------------------------------------------------------------------------------------------------------------

Income before cumulative effect of accounting change             33,578         29,262          7,520          7,214
--------------------------------------------------------------------------------------------------------------------

Cumulative effect of accounting change
 (net of tax benefit of $1,404 in 2003)                              --         (2,242)            --             --
--------------------------------------------------------------------------------------------------------------------

Net income                                                    $  33,578      $  27,020      $   7,520      $   7,214
====================================================================================================================

Weighted average number of shares outstanding:
----------------------------------------------
Shares outstanding
------------------
    Common                                                        9,103          8,992          9,253          8,997
    Class B Common                                               10,091         10,190          9,950         10,175
--------------------------------------------------------------------------------------------------------------------
        Total outstanding                                        19,194         19,182         19,203         19,172
    Common stock equivalents                                         64             40             74             61
--------------------------------------------------------------------------------------------------------------------
        Total with common stock equivalents                      19,258         19,222         19,277         19,233
--------------------------------------------------------------------------------------------------------------------

Income per Common share -- basic:
---------------------------------
    Before cumulative effect of an accounting change, net     $    1.95      $    1.71      $    0.44      $    0.42
    Cumulative effect of an accounting change, net                   --          (0.13)            --             --
                                                              ------------------------------------------------------
    Net income per Common share -- basic                      $    1.95      $    1.58      $    0.44      $    0.42

Income per Class B Common share -- basic:
-----------------------------------------
    Before cumulative effect of an accounting change, net     $    1.56      $    1.37      $    0.35      $    0.34
    Cumulative effect of an accounting change, net                   --          (0.10)            --             --
                                                              ------------------------------------------------------
    Net income per Class B Common share -- basic              $    1.56      $    1.27      $    0.35      $    0.34

Income per Common share -- diluted:
-----------------------------------
    Before cumulative effect of an accounting change, net     $    1.74      $    1.52      $    0.39      $    0.37
    Cumulative effect of an accounting change, net                   --          (0.12)            --             --
                                                              ------------------------------------------------------
    Net income per Common share -- diluted                    $    1.74      $    1.40      $    0.39      $    0.37

Income per Class B Common share -- diluted:
-------------------------------------------
    Before cumulative effect of an accounting change, net     $    1.56      $    1.36      $    0.35      $    0.34
    Cumulative effect of an accounting change, net                   --          (0.10)            --             --
                                                              ------------------------------------------------------
    Net income per Class B Common share -- diluted            $    1.56      $    1.26      $    0.35      $    0.34






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UNIFIRST CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS


                       (In thousands)                                August 28,        August 30,
                                                                           2004              2003
--------------------------------------------------------------------------------------------------
Assets
Current assets:
   Cash                                                                   4,436             6,053
   Receivables                                                           69,471            57,941
   Inventories                                                           31,060            25,355
   Rental merchandise in service                                         60,544            60,490
   Deferred tax assets                                                        0             5,591
   Prepaid expenses                                                       1,857               407
--------------------------------------------------------------------------------------------------

      Total current assets                                              167,368           155,837
--------------------------------------------------------------------------------------------------
Property and equipment:
   Land, buildings and leasehold improvements                           240,018           221,487
   Machinery and equipment                                              258,736           238,820
   Motor vehicles                                                        70,048            66,081
--------------------------------------------------------------------------------------------------
                                                                        568,802           526,388
   Less - accumulated depreciation                                      280,012           251,806
--------------------------------------------------------------------------------------------------
                                                                        288,790           274,582
--------------------------------------------------------------------------------------------------
Other assets                                                            241,911            84,168
--------------------------------------------------------------------------------------------------
                                                                        698,069           514,587
==================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
   Current maturities of long-term obligations                              986             2,493
   Notes payable                                                              0               104
   Accounts payable                                                      33,754            30,678
   Accrued liabilities                                                   72,824            53,670
   Accrued income taxes                                                   9,020                 0
--------------------------------------------------------------------------------------------------
      Total current liabilities                                         116,584            86,945
--------------------------------------------------------------------------------------------------
Long-term obligations, net of current maturities                        177,855            67,319
Deferred income taxes                                                    35,881            24,943
--------------------------------------------------------------------------------------------------
Shareholders' equity:
   Common stock                                                             927             1,060
   Class B common stock                                                     993             1,018
   Treasury stock                                                             0           (26,005)
   Capital surplus                                                       13,138            12,693
   Retained earnings                                                    353,197           348,043
   Accumulated other comprehensive loss                                    (506)           (1,429)
--------------------------------------------------------------------------------------------------
      Total shareholders' equity                                        367,749           335,380
--------------------------------------------------------------------------------------------------
                                                                        698,069           514,587
==================================================================================================